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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2007

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                             LIGHTSPACE CORPORATION
             (Exact name of registrant as specified in its charter)

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         Delaware                      333-131857                 04-3572975
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)


             529 Main Street, Ste 330
               Boston, Massachusetts                                 02129
    (Address of principal executive offices)                       (Zip Code)

                                 (617) 868-1700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On March 29, 2007, Lightspace Corporation (the "Company") entered into an agreement with Illumination Design Works, Inc., to acquire assets related to its emagipix technology for a purchase price of $1,250,000, through our wholly owned subsidiary, Lightspace Emagipix Corporation, a newly formed Delaware corporation. The purchase price consists of a $300,000 cash payment and a $950,000 convertible note issued by the Company and secured by the stock of the subsidiary. Emagipix is an interactive lighting technology that utilizes electroluminescence. The Company expects to close the emagipix asset purchase on April 16, 2007.

Item 9.01. Financial Statements and Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.    Description
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99.1           Agreement for Purchase and Sale of Assets, dated March 29, 2007

99.2           Form of 5% Senior Secured Convertible Note, due April 16, 2010

99.3           Form of Registration Rights Agreement

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Lightspace Corporation

Date: March 29, 2007

                                      By:            /s/ Gary Florindo
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                                                         Gary Florindo
                                          President, Chief Executive Officer and
                                                          Director


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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------------------------------------------------------------
   99.1        Agreement for Purchase and Sale of Assets, dated March 29, 2007
   99.2        Form of 5% Senior Secured Convertible Note, due April 16, 2010
   99.3        Form of Registration Rights Agreement